UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 25, 2008

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) 2005 Equity Incentive Plan Amendment

On September 25, 2008, the stockholders of Pressure BioSciences, Inc. (the “Company”) approved an amendment to the Company’s 2005 Equity Incentive Plan (“2005 Equity Incentive Plan”), which increased the number of shares of common stock available for issuance under that plan by 500,000 from 1,000,000 to 1,500,000 shares.

The description above is a summary of the terms of the amendment to the 2005 Equity Incentive Plan. This description does not purport to be complete and it is qualified in its entirety by reference to Amendment No. 1 to the 2005 Equity Incentive Plan, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events

In addition to approving the amendment to the 2005 Equity Incentive Plan, as described in Item 5.02(e) above, on September 25, 2008, the stockholders of the Corporation approved the re-election of Mr. Richard T. Schumacher as a Class III Director of the Company to hold office until the 2011 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

The stockholders also approved the proposal, for purposes of complying with Nasdaq Marketplace Rule 4350(i)(1)(D), authorizing the Company to issue, in connection with one or more capital raising transactions, up to 4,500,000 shares of common stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock), upon such terms as the Board of Directors of the Company shall deem to be in the best interests of the Company, for an aggregate consideration of not more than $18,000,000 in cash and at a price not less than 80% of the market price of the Company’s common stock at the time of issuance, such issuances of common stock or other securities exercisable for or convertible into common stock to occur, if at all, in the three month period commencing with the date of the stockholder approval.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to the Pressure BioSciences, Inc. 2005 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 29, 2008	PRESSURE BIOSCIENCES, INC.

	By:	/s/ Edward H. Myles
Edward H. Myles, Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to the Pressure BioSciences, Inc. 2005 Equity Incentive Plan.